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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     THE MEXICO EQUITY AND INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
        N/A
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
        N/A
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
        N/A
--------------------------------------------------------------------------------

     5) Total fee paid:
        N/A
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        N/A
--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        N/A
--------------------------------------------------------------------------------

     3) Filing Party:
        N/A
--------------------------------------------------------------------------------

     4) Date Filed:
        N/A
--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 29, 2005

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Mexico Equity and Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on Tuesday, November 29, 2005, at 10:00 a.m., Eastern time, for the following purposes:


         1. To elect the Class I Directors to hold office until the year 2008 Annual Meeting (Proposal 1); and

         2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 17, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.

                                        By Order of the Board of Directors,


                                        Francisco Lopez
Dated:   October 24, 2005               Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


Corporate Accounts                            Valid Signature
------------------                            ---------------

(1)      ABC Corp.............................ABC Corp. (by John Doe, Treasurer)
(2)      ABC Corp.............................John Doe, Treasurer
(3)      ABC Corp.
         c/o John Doe, Treasurer..............John Doe
(4)      ABC Corp. Profit Sharing Plan........John Doe, Trustee

Trust Accounts
--------------

(1)      ABC Trust............................Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee
         u/t/d/ 12/28/78......................Jane B. Doe

Custodial or Estate Accounts
----------------------------

(1)      John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA........John B. Smith
(2)      John B. Smith........................John B. Smith, Jr., Executor


                                       (i)

                     THE MEXICO EQUITY AND INCOME FUND, INC.

                         615 E. Michigan St., 2nd Floor
                           Milwaukee, Wisconsin 53202

                         -------------------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 29, 2005

                         -------------------------------

PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, New York 10174 on November 29, 2005, at 10:00 a.m., Eastern time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about October 24, 2005.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Directors.

         In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Pichardo Asset Management, S.A. de C.V. ("PAM"), the Fund's investment adviser, or U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the "Administrator").

         The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's common stock.

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on October 17, 2005 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on October 17, 2005 was 2,473,504. The Fund is a closed-end, management investment company.

         A copy of the Fund's most recent annual report for the year ended July 31, 2005 may be ordered free of charge to any stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.

         This Proxy Statement is first being mailed to stockholders on or about October 24, 2005.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         In accordance with the Fund's Articles of Incorporation, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2008 Annual Meeting of Stockholders or thereafter until their successors are duly elected and qualified. In the event that the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

         At the Meeting, stockholders will be asked to vote for the election of Messrs. Goldstein and Goodstein as the Class I Directors to serve until the year 2008 Annual Meeting of Stockholders or thereafter until each of their respective successors are duly elected and qualified. If elected, Messrs. Goldstein and Goodstein have consented to serve as Directors of the Fund until their successors are duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Goldstein and Goodstein. The nominees have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees named above will become unavailable for election as Directors, but if Messrs. Goldstein and Goodstein should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the proxy in accordance with their judgment.

         The following tables set forth the year born and principal occupation of each of the Directors and the nominees for election as Class I Directors:

                                    NOMINEES

                                                                                             Directorships held by
                                                        Term of                              Nominee Director
Name, Address and                                       Office     Principal Occupation      Outside of Fund
Year Born                     Position(s) with Fund     Since      during past 5 years       Complex*

CLASS I INDEPENDENT DIRECTOR NOMINEES TO SERVE UNTIL THE YEAR 2008 ANNUAL MEETING OF STOCKHOLDERS:

Glenn Goodstein (1963)               Director             2001     Registered investment     None
2308 Camino Robledo                                                adviser; Managing
Carlsbad, CA 92009                                                 Member of the General
                                                                   Partner of Mercury
                                                                   Partners LP (an
                                                                   investment partnership)

Phillip Goldstein (1945)             Director             2000     President, Kimball &      Director of Brantley
60 Heritage Drive                                                  Winthrop, Inc. (an        Capital Corporation
Pleasantville, NY 10570                                            investment advisory       (a business
                                                                   firm); and general        development company);
                                                                   partner of Opportunity    The Emerging Markets
                                                                   Partners L.P. (an         Telecommunications
                                                                   investment partnership)   Fund (a registered
                                                                                             closed-end investment
                                                                                             company) and First
                                                                                             Israel Funds (a
                                                                                             registered closed-end
                                                                                             investment Company)

     ----------
     * The Fund Complex is comprised of only the Fund because the nominees did not serve as directors to another investment company which was managed by Pichardo Asset Management, S.A. de C.V. during the fiscal year ended July 31, 2005.

                          REMAINING BOARD OF DIRECTORS

         The following tables set forth the name, address, year born and principal occupation of each of the remaining Directors of the Fund:


                                                      Term of                               Directorships held by
Name, Address and                                     Office      Principal Occupation      Director Outside of
Year Born                 Position with Fund          Since       during past 5 years       Fund Complex*

CLASS III INTERESTED DIRECTOR SERVING UNTIL THE YEAR 2007 ANNUAL MEETING OF STOCKHOLDERS:

Gerald Hellerman**        Director, Chief Financial    2001       Managing Director,        Director, Brantley
(1937)                    Officer and Chief                       Hellerman Associates,     Capital Corporation
10965 Eight Bells Lane    Compliance Officer                      (a financial and          (a business
Columbia, MD 21044                                                corporate consulting      development company);
                                                                  firm)                    Director, MVC
                                                                                            Capital, Inc. (a
                                                                                            business development
                                                                                            company); and
                                                                                            Director, AirNet
                                                                                            Systems, Inc. (a
                                                                                            specialty air courier)

CLASS II INDEPENDENT DIRECTORS SERVING UNTIL THE YEAR 2006 ANNUAL MEETING OF STOCKHOLDERS:

Rajeev Das (1968)          Director                    2001       Senior Analyst, Kimball   None
68 Lafayette Ave.                                                 & Winthrop, Inc. (an
Dumont, NJ 07628                                                  investment advisory
                                                                  firm)

Andrew Dakos (1966)        Director and Chairman of    2001       President and CEO of      None
43 Waterford Drive         Audit Committee                        Uvitec Printing Ink,
Montville, NJ 07045                                               Inc. (an ink and
                                                                  coating manufacturing
                                                                  company); Managing
                                                                  Member of the general
                                                                  partner of Full Value
                                                                  Partners L.P. (an
                                                                  investment
                                                                  partnership); President
                                                                  of Elmhurst Capital,
                                                                  Inc. (an investment
                                                                  advisory firm)

     ----------
     *   The Fund Complex is comprised of only the Fund.
     ** Mr. Hellerman shall be considered an "interested" director, as defined in the Investment Company Act of 1940 (the "1940" Act).

         The following table sets forth, for each Director, the aggregate dollar range of equity securities in the Fund that is owned by the Director as of October 17, 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                 -------------------------------------------------
                                                 Dollar Range of
                                              Equity Securities in
                          Name                      the Fund.
                          ----                      ---------
                   Phillip Goldstein                $0-10,000
                   Glenn Goodstein                  $0-10,000
                   Andrew Dakos                     $0-10,000
                   Rajeev Das                       $0-10,000
                   Gerald Hellerman                 $0-10,000
                 -------------------------------------------------


                               EXECUTIVE OFFICERS

         In addition to Mr. Hellerman, the current officers of the Fund are:

-------------------------------------------------------------------------------------------------
                                       Term of
                          Position(s)  Office      Principal Occupation during   Directorships
Name, Address and Age     with Fund    Since       past 5 years                  held by Officer
-------------------------------------------------------------------------------------------------
Maria Eugenia Pichardo    President    2004        Portfolio manager of the      None
(1950)                                             Fund since the Fund's
408 Teopanzolco Avenue                             inception in 1990;
3rd Floor - Reforma                                President and General
Cuernavaca, 62260                                  Partner of Pichardo Asset
Morelos Mexico                                     Management, S.A. de C.V.,
                                                   the Fund's registered
                                                   investment adviser
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Francisco Lopez  (1971)   Secretary    2005        For the period May 1997       None
408 Teopanzolco Avenue                             through December 2002,
3rd Floor - Reforma                                acted as portfolio manager
Cuernavaca, 62260                                  assistant to the Fund at
Morelos Mexico                                     Acciones y Valores de
                                                   Mexico, S.A. de C.V., a
                                                   wholly owned subsidiary of
                                                   Acciworldwide, S.A. de
                                                   C.V., the Fund's registered
                                                   investment adviser prior to
                                                   2002;  Portfolio manager at
                                                   Pichardo Asset Management,
                                                   S.A. de C.V., the Fund's
                                                   registered investment
                                                   adviser
-------------------------------------------------------------------------------------------------

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. In addition, the Fund pays the members of the Audit Committee, comprised of Messrs. Rajeev Das, Phillip Goldstein and Andrew Dakos, $250 per meeting attended. The Fund's Pricing Committee members, consisting of all of the independent Directors of the Fund, are paid $100 each for each pricing committee meeting that does not occur in conjunction with a regularly scheduled Board meeting. At the Board of Directors meeting held on September 28, 2004, Mr. Gerald Hellerman was appointed Chief Compliance Officer of the Fund. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors' fees, Mr. Hellerman receives an annual salary in the amount of $24,000, which is paid by the Fund. In addition, the Fund reimburses the Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

         The following table provides information concerning the compensation paid during the fiscal year ending July 31, 2005, to each Director of the Fund. All of the Directors received compensation for serving as a Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                                               Aggregate
                                                 Director    Compensation
                     Name of Director              Since       From Fund
                --------------------------       --------    ------------
                Phillip Goldstein                  2000         $ 8,600
                Glenn Goodstein                    2001         $ 7,900
                Andrew Dakos                       2001         $ 8,600
                Rajeev Das                         2001         $ 8,600
                Gerald Hellerman                   2001         $26,500

         Each Director attended, in person or by telephone, at least seventy-five (75%) percent or more of the four (4) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the last fiscal year in which he was a Director.

Nominating Committee

         At the Quarterly Meeting of the Board of Directors held on June 20, 2002, the Board of Directors established a Nominating Committee. The Nominating Committee is comprised of all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the requirements contained in the Proposals To Be Submitted By Stockholders section contained herein. During the last fiscal year, the Nominating Committee conducted no meetings.

                                 AUDIT COMMITTEE

         The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the und and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors. The Audit Committee convened twice during the fiscal year ending July 31, 2005.

         The following table sets forth the aggregate fees billed by Tait, Weller & Baker, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

         --------------------------------------------------------------------
          Audit Fees   Financial Information Systems Design   All Other Fees
         --------------------------------------------------------------------
           $21,500                      $0                        $2,200
         --------------------------------------------------------------------

         All of the services performed by the Fund's independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

         The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's principal accountant to audit the Fund's financial statements for the Fund's most recent fiscal year, less than 50% of such time involved work performed by persons other than the principal accountant's full time, permanent employees.

Audit Committee Report

         The Audit Committee has met and held discussions with the Fund's Administrator and the Fund's independent accountants. The independent accountants represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended July 31, 2005 filed with the U.S. Securities and Exchange Commission.

                                        Respectfully submitted,

                                        Andrew Dakos, Chairman
                                        Phillip Goldstein
                                        Rajeev Das


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's common stock, and the Fund's investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended July 31, 2005.

Required Vote

         Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. GLENN GOODSTEIN AND PHILLIP GOLDSTEIN AS THE CLASS I DIRECTORS OF THE FUND.

                    ADDITIONAL INFORMATION PERTAINING TO THE
                          PROPOSED PUT WARRANT PROGRAM

         On February 14, 2003, the Fund obtained stockholder approval for the creation, issuance and registration of put warrants, pursuant to a put warrant program, which are designed to afford stockholders a series of opportunities to realize NAV for their shares. Initially conceived by Mr. Goldstein as an innovative means by which stockholders of a closed-end management investment company might realize NAV for their shares, Mr. Goldstein has developed the terms for the creation and issuance of a new instrument entitled a "put warrant." A Registration Statement covering the issuance of the proposed put warrants and certain no-action and/or exemptive relief requested by the Fund with respect thereto is currently under review by the staff of the Investment Company Division and the staff of the Division of Corporate Finance of the U.S. Securities and Exchange Commission (the "SEC").

         In addition to the SEC's review, the New York Stock Exchange (the "NYSE") has informally indicated that, if the put warrants are approved by the SEC, the put warrants should be eligible to be listed on the NYSE.

         As initially conceived, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund's common stock for each put warrant held once each calendar quarter, in exchange for cash equal to NAV per share.

         THERE CAN, HOWEVER, BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO REGISTER THE PUT WARRANTS AS CONCEIVED BY MR. GOLDSTEIN IN THE NEAR FUTURE.

                          INFORMATION PERTAINING TO THE
                       RIGHTS OFFERING FOR PREFERRED STOCK

         On September 1, 2005, the Board of Directors authorized the filing of a preliminary registration statement for a rights offering to the Fund's stockholders. Each Fund stockholder as of a certain record date will receive rights that will entitle such holder to purchase shares of preferred stock. The Fund intends to conduct the rights offering prior to January 31, 2006. The terms of the offering are subject to change prior to filing a definitive registration statement, and such offer will be made only by means of a prospectus. The commencement of the offer will be announced through the public media and the definitive terms of the offer, including the subscription price, will be included in the prospectus.

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser

         Pichardo Asset Management, S.A. de C.V. ("PAM"), is the current investment adviser of the Fund. PAM is located at 408 Teopanzolco Avenue, 3rd Floor - Reforma Cuernavaca 62260, Morelos, Mexico. PAM manages the Fund's day-to-day operations and provides the Fund with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of the Fund's investment portfolio securities, subject to the supervision and direction of the Board. PAM also provides the Fund with advice, supervises management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the Fund's investments.

The Administrator

         U.S. Bancorp Fund Services, LLC serves as the Fund's administrator pursuant to an Administrative Agreement with the Fund dated July 21, 2001. The Administrator is located at 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

         The following table sets forth information based on filings made with the Securities and Exchange Commission concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of the Fund because they possessed or share voting or investment power with respect to the shares of the Fund:

                                                 Type of      Shares of Common Stock        % of Fund's Outstanding
  Name and Address of Beneficial Owner          ownership       Beneficially Owned         Shares Beneficially Owned
  ------------------------------------          ---------       ------------------         -------------------------
QVT Financial LP (1)                           Record and
527 Madison Avenue, 8th Floor                  beneficial
New York, New York 10022                                             359,650                         14.54%

Deutsche Bank AG (2)                           Record and
Taunusanlage 12, D-60325                       beneficial
Frankfurt am Main                                                    287,154                         11.61%
Federal Republic of Germany

Richard J. Shaker, d/b/a Shaker Financial      Record and
Services (3)                                   beneficial            159,200                          6.40%
1094 Magothy Circle
Annapolis, MD  21401

All officers and directors as a group          Record and
(7 persons)(4)                                 beneficial               1                               *

--------------------------------
* All of the officers and directors as a group hold less than 1% of the Fund's shares of common stock.
(1) Based solely upon information presented in a Schedule 13G, dated September 20, 2005, filed by QVT Financial LP ("QVT Financial"). QVT Financial is the investment manager for QVT Fund LP ("QVT Fund"), which beneficially owns 72,496 shares of common stock of the Fund. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the "Separate Account"), which holds 287,154 shares of common stock of the Fund. QVT Financial has the power to direct the vote and disposition of the common stock held by each of QVT Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 359,650 shares of the Fund's common stock, consisting of the shares owned by QVT Fund and the shares held in the Separate Account.
(2) Based solely upon information presented in a Schedule 13G/A, dated February 10, 2005, filed by Deutsche Bank AG.

(3) Based solely upon information presented in a Schedule 13G/A, dated July 12, 2004, filed by Richard J. Shaker, d/b/a Shaker Financial Services.
(4) The address for all officers and directors is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2006, must be received by the Fund addressed to The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202, no less than one hundred twenty (120) calendar days (approximately July, 2006) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in October, 2006 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.

                                        THE MEXICO EQUITY AND INCOME FUND, INC.

                                          Francisco Lopez
                                          Secretary
Dated:   October 24, 2005


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                         615 E. MICHIGAN ST., 2ND FLOOR
                           MILWAUKEE, WISCONSIN 53202

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 29, 2005.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Gerald Hellerman and Thomas R. Westle, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") on Tuesday, November 29, 2005, at the offices of Blank Rome LLP, 405 Lexington Avenue, 23rd Floor, New York, NY 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS. To elect Messrs. Glenn Goodstein and Phillip Goldstein, the nominees to serve as Class I Directors of the Fund, for the time period relating such director's class and until a successor has been duly elected and qualified.

      [ ]  FOR                [ ]  AGAINST                  [ ]  ABSTAIN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)



2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.


DATED: _____________, 2005
                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        ----------------------------------------
                                                      Signature


                                        ----------------------------------------
                                               Signature if held jointly



           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.